   As filed with the Securities and Exchange Commission on December 18, 1997
                      Registration Statement No. 33-62539

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                _______________

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                _______________

                             JONES INTERCABLE, INC.
             (Exact name of Registrant as specified in its charter)

          Colorado                                         84-0613514
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification No.)



                            9697 East Mineral Avenue
                           Englewood, Colorado 80112
                                 (303) 792-3111
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive office)


                              Elizabeth M. Steele
                         Vice President/General Counsel
                            9697 East Mineral Avenue
                           Englewood, Colorado 80112
                                 (303) 792-3111
                    (Name, address, including zip code, and
          telephone number, including area code, of agent for service)


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

DEREGISTRATION OF UNSOLD SECURITIES
-----------------------------------


          The registrant hereby requests the deregistration of 2,844,678 shares of Class A Common Stock, $.01 par value per share, of the Registrant, which were not sold.

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

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement No. 33-62539 to be signed on its behalf by the undersigned, thereunto authorized, in the City of Englewood and the State of Colorado on the 18th day of December, 1997.

                            JONES INTERCABLE, INC.


                            By: /s/ Glenn R. Jones
                               ---------------------------
                                Glenn R. Jones
                                Chairman of the Board and
                                President

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